UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Global Eagle Acquisition Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD.

On January 31, 2013, Global Eagle Entertainment Inc. (f/k/a Global Eagle Acquisition Corp.) (the “Company”) issued a press release announcing the closing of the business combination among the Company, Row 44, Inc., and Advanced Inflight Alliance AG (“AIA”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 31, 2013, IFP, a subsidiary of AIA, issued a press releases that is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1*	Press Release issued by Global Eagle Entertainment Inc. dated January 31, 2013.

99.2*	Press Release issued by IFP dated January 31, 2013.

 * Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: January 31, 2013	By:	/s/ Michael Pigott
Name: Michael Pigott
Title: General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release issued by Global Eagle Entertainment Inc. dated January 31, 2013.

99.2*	Press Release issued by IFP dated January 31, 2013.

* Filed herewith